UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

TransMedics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Minuteman Road

Andover, Massachusetts 01810

(Address of Principal Executive Offices, and Zip Code)

(978) 552-0900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2022, at the 2022 Annual Meeting of Shareholders of TransMedics Group, Inc. (the “Company”), the shareholders of the Company voted on the following proposals:

Proposal One: The shareholders elected Waleed H. Hassanein, M.D., James R. Tobin, Edward M. Basile, Thomas J. Gunderson, Edwin M. Kania, Stephanie Lovell, Merilee Raines and David Weill, M.D. as directors, each to serve on the board of directors of the Company until the 2023 annual meeting of the Company’s shareholders to be held in 2023 or until his or her successor is duly elected and qualified in accordance with our restated articles of organization and amended and restated bylaws, or his or her earlier death, resignation or removal, based on the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Waleed H. Hassanein, M.D	17,917,790	40,113	8,432	2,924,020
James R. Tobin	14,666,384	3,289,850	10,101	2,924,020
Edward M. Basile	16,297,811	1,658,823	9,701	2,924,020
Thomas J. Gunderson	17,296,320	660,314	9,701	2,924,020
Edwin M. Kania	17,796,887	159,748	9,700	2,924,020
Stephanie Lovell	17,846,232	110,709	9,394	2,924,020
Merilee Raines	17,296,218	660,319	9,798	2,924,020
David Weill, M.D.	17,275,133	681,802	9,400	2,924,020

Proposal Two: The shareholders did not approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes
7,542,657	10,404,369	19,309	2,924,020

Proposal Three: The shareholders approved, on a non-binding advisory basis, holding a shareholder advisory vote on executive compensation every year, based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
17,876,023	5,633	62,507	22,172	2,924,020

Proposal Four: The shareholders did not approve the Amended and Restated TransMedics Group, Inc. 2019 Stock Incentive Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
7,363,359	10,582,739	20,237	2,924,020

Proposal Five: The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022, based on the following votes:

For	Against	Abstain
20,011,323	873,426	5,606

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TransMedics Group, Inc.

Date: June 2, 2022	By:	/s/ Stephen Gordon
Stephen Gordon
Chief Financial Officer, Treasurer and Secretary